UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 28, 2020

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Minuteman Road,	Andover,	Massachusetts	01810
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRCY	Nasdaq Global Select Market

Item 2.02. Results of Operations and Financial Condition.
On April 28, 2020, Mercury Systems, Inc. (the “Company”) issued a press release and an earnings presentation regarding its financial results for the third quarter of fiscal 2020 ended March 27, 2020. The Company’s press release and earnings presentation are attached as exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated by reference herein.
        Information in Item 2.02 of this Current Report on Form 8-K and the exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
USE OF NON-GAAP FINANCIAL MEASURES
        In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors more completely understand its past financial performance and prospects for the future. However, the presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals.
Item 8.01. Other Events.
The Company is supplementing the risk factors described in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019. The following risk factor should be read in conjunction with the risk factors described in the Annual Report on Form 10-K.
We face various risks related to health epidemics, pandemics and similar outbreaks, which may have material adverse effects on our business, financial position, results of operations and/or cash flows.
We face various risks related to health epidemics, pandemics, and similar outbreaks, including the outbreak of coronavirus disease 2019 and any future variants of the disease (“COVID”). The continued spread of COVID has resulted in a global health crisis that is adversely affecting the economies and financial markets of many countries, which could result in a severe economic downturn that may negatively affect demand for our products. In response to COVID, we implemented a work-from-home program for all of our employees who could perform their duties from home, limited domestic and international travel and required self-quarantines following travel, limited customer and supplier visits to our sites, implemented social distancing measures within our facilities, and created a $1 million employee relief fund as well as a COVID sick leave policy providing up to 120 hours of paid leave. The extent to which COVID could further impact our business, results of operations and financial condition is highly uncertain. Despite our efforts to manage the adverse impacts of this pandemic, its ultimate impact may depend on various factors beyond our knowledge or control, including the duration and severity of the outbreak and actions taken to contain its spread and mitigate its public health effects. Examples of the actual and potential adverse impacts of COVID on our business include, but are not limited to:
•significant portions of our workforce being unable to work effectively, including because of illness, quarantines, government actions, temporary facility closures or other restrictions on our operations such as the loss of our essential business designation in the event of tighter restrictions on operations of companies in the defense industrial base;
•disruptions in our supply chain;
•the inability to perform fully on our contracts because of workforce or supply chain constraints;
•cost increases that may not be recoverable or adequately covered by our insurance, resulting in lower profitability;
•delays or limits on the ability of our customers to perform on their contracts, including in making timely payments to us;
•increased volume and effectiveness of cyber-attacks and phishing attempts designed to exploit the pandemic and the large numbers of employees working remotely;
•disruption and volatility in capital markets, increasing the cost of capital and adversely impacting our access to capital;
•slowdowns in M&A market activity, limiting our ability to execute on our M&A growth strategy;

•increased deficit spending in governmental recovery efforts leading to the crowding out of defense spending in future governmental budgets; and
•litigation related to any of the foregoing.

The uncertainties associated with the global outbreak of COVID, the foregoing impacts and other unforeseen impacts not referenced herein, as well as the ultimate impact of the COVID pandemic, are difficult to predict and could have a material adverse effect on our business, financial position, results of operations and/or cash flows.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 28, 2020 of Mercury Systems, Inc.
99.2	Earnings Presentation, dated April 28, 2020 of Mercury Systems, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 28, 2020	MERCURY SYSTEMS, INC.

By: /s/ Michael D. Ruppert Michael D. Ruppert Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 28, 2020, of Mercury Systems, Inc.
99.2	Earnings Presentation, dated April 28, 2020, of Mercury Systems, Inc.